SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                   ___________________________________________


                          AMENDMENT NO. 1 ON FORM 8-K/A

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                  May 22, 1997

                    ________________________________________


                              THERMO FIBERTEK INC.
             (Exact name of Registrant as specified in its charter)


   Delaware                        1-11406                          52-1762325
   (State or other               (Commission                  (I.R.S. Employer
   jurisdiction of               File Number)           Identification Number)
   incorporation or
   organization)


   81 Wyman Street
   Waltham, Massachusetts                                           02254-9046
   (Address of principal executive offices)                         (Zip Code)


                                 (617) 622-1000
                         (Registrant's telephone number
                              including area code)
PAGE
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   Item 2.  Acquisition or Disposition of Assets
            ------------------------------------

        All information set forth in Item 2 of the Current Report on Form 8-K of Thermo Fibertek Inc. with respect to the acquisition of the stock preparation business of The Black Clawson Company and its affiliates on May 22, 1997, is incorporated herein by reference to such Form 8-K.


   Item 7.   Financial Statements, Pro Forma Combined Condensed Financial
             ------------------------------------------------------------
             Information and Exhibits
             ------------------------

            (a) Financial Statements of Business Acquired: Information
                meeting the requirements of this Item 7(a) will be filed by amendment within the time period permitted by Item 7(a)(4) of Form 8-K.

            (b) Pro Forma Combined Condensed Financial Information:
                Information meeting the requirements of this Item 7(b) will be filed by amendment within the time period permitted by
                Item 7(a)(4) of Form 8-K.

            (c) Exhibits

             2.1    Asset Purchase Agreement dated as of May 22, 1997 among
                   BC Acquisition Corp., Thermo Fibertek Inc., The Black Clawson Company, Black Clawson Shortle Mfg. Co. Inc., Black Clawson International Ltd., Black Clawson Canada Fibre Processing Ltd., Black Clawson Europe S.A. and Carl
                   C. Landegger. (Previously filed.) Pursuant to Item 601(b)(2) of regulation S-K, schedules and exhibits to this Agreement have been omitted. The Company hereby undertakes to furnish supplementally a copy of such schedules and exhibits to the Commission upon request.


                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 20th of June, 1997.



                                             THERMO FIBERTEK INC.


                                             By: /s/ Jonathan W. Painter
                                                 -----------------------
                                                 Jonathan W. Painter
                                                 Treasurer







   AA971710004